SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 10, 2003






                                SUN BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       New Jersey                    0-20957                 52-1382541
-----------------------------     -----------------         --------------
(State or other jurisdiction      (SEC File No.)            (IRS Employer
     of incorporation)                                      Identification
                                                                Number)


226 Landis Avenue, Vineland, New Jersey                         08360
---------------------------------------                       ---------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code: (856) 691-7700
                                                    --------------




                                 Not Applicable
 -----------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                                SUN BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
---------------------

         A copy of a press release issued October 10, 2003, by the Registrant announcing the filing by the Registrant with the Securities and Exchange Commission of a Registration Statement on Form S-3 relating to the public offering of the Registrant's common stock is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

         (c) Exhibits:

                  Exhibit 99.1 - Press Release dated October 10, 2003
                  ------------

                  Exhibit 99.2 - Press Release dated October 16, 2003
                  ------------


Item 12.  Results of Operations and Financial Condition
-------------------------------------------------------

         On October 16, 2003, the Registrant issued a press release to report earnings for the quarter ended September 30, 2003. A copy of the press release is furnished with this Form 8-K as Exhibit 99.2 and incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   SUN BANCORP, INC.




Date: October 16, 2003             By:      /s/Dan A. Chila
                                            -----------------------------------
                                            Dan A. Chila
                                            Executive Vice President and
                                            Chief Financial Officer